Exhibit 99.1

PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000
among
SLM EDUCATION CREDIT FINANCE CORPORATION,
as Seller
and
SLM FUNDING LLC,
as Purchaser
and
THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Interim Trustee
Dated as of March 29, 2007

TABLE OF CONTENTS

Page
ARTICLE I.
TERMS

SECTION 1.01. Terms	1

ARTICLE II.
DEFINITIONS

SECTION 2.01. Definitions	2

ARTICLE III.
SALE AND PURCHASE

SECTION 3.01. Consummation of Sale and Purchase	5
SECTION 3.02. Settlement of the Initial Payment	5
SECTION 3.03. Special Programs	5
SECTION 3.04. Intent of the Parties	5

ARTICLE IV.
CONDITIONS PRECEDENT TO SALE/PURCHASE OR SUBSTITUTION

SECTION 4.01. Activities Prior to the Sale	6
SECTION 4.02. Continued Servicing	6
SECTION 4.03. Bill of Sale/Loan Transmittal Summary Form	6
SECTION 4.04. Endorsement	6
SECTION 4.05. Officer’s Certificate	6
SECTION 4.06. Reserved	6
SECTION 4.07. Power of Attorney	6

ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF SELLER

SECTION 5.01. General	7
SECTION 5.02. Particular	7

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Page

ARTICLE VI.
PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

SECTION 6.01. Purchase of Trust Student Loans; Reimbursement	9
SECTION 6.02. Substitution	10

ARTICLE VII.
OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

SECTION 7.01. Obligation to Remit Subsequent Payments	11
SECTION 7.02. Forward Communications	11

ARTICLE VIII.
CONTINUING OBLIGATION OF SELLER

SECTION 8.01. Continuing Obligation of Seller	11

ARTICLE IX.
LIABILITY OF SELLER; INDEMNITIES

SECTION 9.01. Liability of Seller; Indemnities	11

ARTICLE X.
MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF SELLER

SECTION 10.01. Merger or Consolidation of, or Assumption of the Obligations of Seller	12

ARTICLE XI.
LIMITATION ON LIABILITY OF SELLER AND OTHERS

SECTION 11.01. Limitation on Liability of Seller and Others	13

ARTICLE XII.
EXPENSES

SECTION 12.01. Expenses	13

ARTICLE XIII.
SURVIVAL OF COVENANTS/SUPERSESSION

SECTION 13.01. Survival of Covenants/Suppression	14

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Page

ARTICLE XIV.
COMMUNICATION AND NOTICE REQUIREMENTS

SECTION 14.01. Communication and Notice Requirements	14

ARTICLE XV.
FORM OF INSTRUMENTS

SECTION 15.01. Form of Instruments	14

ARTICLE XVI.
AMENDMENT

SECTION 16.01. Amendment	15

ARTICLE XVII.
NONPETITION COVENANTS

SECTION 17.01. Nonpetition Covenants	16

ARTICLE XVIII.
ASSIGNMENT

SECTION 18.01. Assignment	16

ARTICLE XIX.
GOVERNING LAW

SECTION 19.01. Governing Law	16

ARTICLE XX
LIMITATION OF LIABILITY OF INTERIM TRUSTEE

SECTION 20.01 Limitation of Liability of Interim Trustee	16

iii

PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000
     These Purchase Agreement Master Securitization Terms Number 1000 (“Master Sale Terms”), dated as of March 29, 2007, among SLM Education Credit Finance Corporation, in its capacity as seller (in such capacity, the “Seller”), SLM Funding LLC, as purchaser (the “Purchaser”), and The Bank of New York Trust Company, N.A., not in its individual capacity but solely as trustee on behalf of the Purchaser (the “Interim Trustee”) for the benefit of Purchaser under the Interim Trust Agreement dated as of March 29, 2007 between Purchaser and Interim Trustee, shall be effective upon execution by the parties hereto. References to Purchaser means the Interim Trustee for all purposes involving the holding or transferring of legal title to the Student Loans.
     WHEREAS, the Seller is the owner of certain Student Loans;
     WHEREAS, the Seller may desire to sell its interest in such loans from time to time and the Purchaser may desire to purchase such Loans from the Seller;
     WHEREAS, from time to time, the Seller may substitute Loans in accordance with these Master Sale Terms; and
     WHEREAS, the Interim Trustee is willing to hold legal title to, and serve as trustee with respect to, such loans for the benefit of the Purchaser.
     NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:
ARTICLE I.
TERMS
     SECTION 1.01. Terms. These Master Sale Terms establish the terms under which the Seller may sell and the Purchaser (and with respect to legal title, the Interim Trustee on behalf of Purchaser) may purchase the Loans (and all obligations of the Borrowers thereunder) specified on each Purchase Agreement (each, a “Purchase Agreement”) as the parties may execute from time to time pursuant to these Master Sale Terms. Each such Purchase Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of these Master Sale Terms, and shall be a separate agreement among the Seller, the Purchaser (and with respect to legal title, the Interim Trustee on behalf of the Purchaser) with respect to the Loans covered by the terms of such Purchase Agreement for all purposes. If the terms of a Purchase Agreement conflict with the terms of these Master Sale Terms, the terms of such Purchase Agreement shall supersede and govern.

ARTICLE II.
DEFINITIONS
     SECTION 2.01. Definitions. Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Appendix A-1 and A-2 to the Indenture, dated as of March 29, 2007, between the Trustee on behalf of the Trust, the Trust and the Indenture Trustee, as may be amended or supplemented from time to time.
     For purposes hereof:
     (a) “Bill of Sale” means that document executed by an authorized officer of the Seller which shall set forth the Loans offered by the Seller and accepted for purchase by an officer of the Interim Trustee for the benefit of the Purchaser and which shall sell, assign and convey to the Interim Trustee on behalf of the Purchaser and its assignees all right, title and interest of the Seller in the Loans listed on the Bill of Sale and will certify that the representations and warranties made by the Seller pursuant to Section 5.02 of these Master Sale Terms are true and correct.
     (b) “Borrower” means the obligor on a Loan.
     (c) [Reserved].
     (d) “Cutoff Date” means the Closing Date , and with respect to substitutions hereunder, a date agreed to by the Seller and the Purchaser to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.
     (e) “Delinquent” means the period where any payment of principal or interest due on the Loan is overdue (after giving effect to all grace, forbearance and deferment periods).
     (f) “Eligible Loan” means a Loan offered for sale by the Seller under a Purchase Agreement dated as of the Closing Date, or substituted by the Seller under any other Purchase Agreement entered into after the Closing Date, which, as of the Closing Date, or in the case of a Purchase Agreement entered into after the Closing Date, as of the related Purchase Date, is current or no more Delinquent than permitted under such Purchase Agreement in payment of principal or interest and which meets the following criteria as of the Closing Date or as of the applicable Purchase Date, in the case of any Loan substituted pursuant to these Master Sale Terms after the Closing Date:
     (i) is a Student Loan;
     (ii) is owned by the Seller and is fully disbursed;
     (iii) bears interest at a stated rate of not more than the maximum rate permitted under applicable law;

     (iv) the last disbursement was before the Cutoff Date, or, in the case of any Loan substituted after the Closing Date pursuant to these Master Sale Terms, before the related Purchase Date;
     (v) is supported by the following documentation:
(A)	for each Loan:
(1)	loan application, and any supplement thereto,

(2)	original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

(3)	any other document and/or record which the Purchaser may be required to retain pursuant to the Program under which the Loan was originated and
(B)	for each Loan, if applicable:
(1)	payment history (or similar documentation) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date, or in the case of any Loan substituted pursuant to these Master Sale Terms after the Closing Date, as of the related Purchase Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

(2)	documentation which supports periods of current or past deferment or past forbearance,

(3)	a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser,

(4)	evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

(5)	evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) has/have been notified, and

(6)	a record of any event resulting in a change to or confirmation of any data in the Loan file.

     (g) “Excess Distribution Certificate” means the certificate, substantially in the form of Exhibit A to the Trust Agreement evidencing the right to receive payments thereon as set forth in Sections 2.07(c) and 2.08(c) of the Administration Agreement.
     (h) “Initial Payment” means the dollar amount specified as the “Initial Payment” in the applicable Purchase Agreement.
     (i) “Loan” means the Eligible Loans evidenced by the Notes sold on the Closing Date, or the Eligible Loans evidenced by the Note substituted on the related Purchase Date in the case of any Loans substituted after the Closing Date, pursuant to these Master Sale Terms, the related Purchase Agreement and related documentation together with any guaranties and other rights relating thereto.
     (j) “Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to the Seller by the Purchaser and completed by the Seller which list, by Borrower, the Loans subject to the related Bill of Sale and the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date, or as of the related Purchase Date, in the case of any Loan substituted pursuant to these Master Sale Terms after the Closing Date.
     (k) “Note” means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower’s obligation.
     (l) “Payment Cutoff Date” means in the case of Loans substituted pursuant to these Master Sale Terms after the Closing Date, the related Purchase Date as specified in the related Purchase Agreement.
     (m) “Principal Balance” means the outstanding principal amount of the Loan, plus accrued interest to be capitalized (if any).
     (n) “Purchase Date” means with respect to any purchase or substitution, the date of the related Bill of Sale.
     (o) “Purchase Price” means the Initial Payment and the Excess Distribution Certificate.
     (p) “Purchase Agreement” means a Purchase Agreement (including any attachments thereto), substantially in the form of Attachment A hereto, of which these Master Sale Terms form a part by reference.
     (q) “Statistical Cutoff Date” means March 5, 2007.
     (r) “Trust Student Loan” means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date plus any student loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6 of the Purchase Agreement or by the Servicer pursuant to Section 3.05 of the Servicing Agreement, but shall not include any purchased student loan following receipt by or on behalf of the Trust of the purchase amount with respect thereto or any liquidated student loan following receipt by or on behalf of the Trust of liquidation proceeds with respect thereto or following such liquidated student loan having otherwise been written off by the Servicer.
ARTICLE III.
SALE AND PURCHASE
     SECTION 3.01. Consummation of Sale and Purchase. The sale and purchase of Eligible Loans pursuant to a Purchase Agreement shall be consummated upon the Purchaser’s receipt from the Seller of the Bill of Sale and the payment by the Purchaser to the Seller of the Initial Payment, and when consummated such sale and purchase shall be effective as of the date of the Bill of Sale. The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to such Purchase Agreement. The Interim Trustee on behalf of the Purchaser shall be entitled to all moneys accrued and paid on such Eligible Loans on and after the applicable Cutoff Date.
     SECTION 3.02. Settlement of the Initial Payment. The Purchaser on the date of the Bill of Sale shall pay the Seller the Initial Payment by wire transfer in immediately available funds to the account specified by the Seller.
     SECTION 3.03. Special Programs. In consideration of the sale or substitution of the Eligible Loans under these Master Sale Terms and each Purchase Agreement, the Purchaser agrees to cause the Servicer to offer each Borrower of a Trust Student Loan sold or substituted hereunder all special programs, whether or not in existence as of the date of any Purchase Agreement generally offered to the obligors of comparable loans owned by SLM Corporation or any of its Affiliates, at all times subject to the terms and conditions of Sections 3.12, 3.12A and 3.12B of the Servicing Agreement. The Seller is selling the Trust Student Loans to the Purchaser without regard to the effect of the special programs. If required, the Seller shall remit to the Purchaser any amounts necessary to offset any effective yield reductions on related Trust Student Loans set forth in Sections 3.12, 3.12A, 3.12B of the Servicing Agreement.
     SECTION 3.04. Intent of the Parties. With respect to each sale or substitution of Eligible Loans pursuant to these Master Sale Terms and the related Purchase Agreements, it is the intention of the Seller, the Interim Trustee and the Purchaser, and the Seller hereby warrants that, except for U.S. federal, state and local income and franchise tax purposes, the transfer and assignment constitute a valid sale of such Loans from the Seller to Interim Trustee or a valid substitution of such Loans and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller.

ARTICLE IV.
CONDITIONS PRECEDENT TO SALE/PURCHASE OR SUBSTITUTION
     SECTION 4.01. Activities Prior to the Sale. Following the execution of a Purchase Agreement, the Seller shall provide any assistance requested by the Purchaser in determining that all required documentation on the Loans is present and correct.
     SECTION 4.02. Continued Servicing. The Seller shall service, or cause to be serviced, all Loans until the date of the Bill of Sale.
     SECTION 4.03. Bill of Sale/Loan Transmittal Summary Form. The Seller shall deliver to the Purchaser:
     (a) A Bill of Sale that (a) has been duly executed and delivered by an authorized officer of the Seller covering Loans offered by the Seller, (b) has been accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Interim Trustee on behalf of the Purchaser and its assignees all right, title and interest of the Seller, in each of the Loans (excluding any and all surety bonds relating to the Loans and including any Back-End Fees relating to the Loans), and (c) states that the representations and warranties made by the Seller in Article V of these Master Sale Terms are true and correct on and as of the date of the Bill of Sale; and
     (b) The Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.
     SECTION 4.04. Endorsement. The Seller shall provide a blanket endorsement transferring the entire interest of the Seller in the related Eligible Loans to the Interim Trustee for the benefit of the Purchaser with the form of endorsement provided for in the related Purchase Agreement.
     At the direction of and in such form as the Purchaser may designate, the Seller also agrees to individually endorse any Eligible Loan as Purchaser may request from time to time.
     SECTION 4.05. Officer’s Certificate. The Seller shall furnish to the Purchaser, with each Bill of Sale provided in connection with each sale or substitution of Loans pursuant to these Master Sale Terms, an Officer’s Certificate, dated as of the date of such Bill of Sale.
     SECTION 4.06. Reserved.
     SECTION 4.07. Power of Attorney. The Seller hereby grants to the Interim Trustee on behalf and for the benefit of the Purchaser an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Interim Trustee on behalf of the Purchaser and to transfer or to cause to be transferred physical possession of any Note from Sallie Mae or the Servicer to the Interim Trustee or the Indenture Trustee or any other custodian on behalf of either of them.

ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF SELLER
     SECTION 5.01. General. The Seller represents and warrants to the Purchaser that as of the date of each Purchase Agreement and Bill of Sale;
     (a) The Seller is duly organized and existing under the laws of the State of Delaware; and
     (b) The Seller has all requisite power and authority to enter into and to perform the terms of these Master Sale Terms and each Purchase Agreement.
     (c) The Seller has the right to, or the right to cause the Servicer to, modify, discontinue or terminate any borrower benefit incentive program at any time for any reason.
     SECTION 5.02. Particular. The Seller represents and warrants to the Purchaser as to the Loans purchased by the Purchaser or substituted by the Seller under the related Purchase Agreement and each Bill of Sale executed pursuant to these Master Sale Terms, that as of the related Purchase Date, or as of a date otherwise noted:
     (a) The Seller has good and marketable title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to the Loans;
     (b) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Interim Trustee on behalf of the Purchaser, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Seller; and
     (c) The Loans constitute “instruments” within the meaning of the applicable UCC;
     (d) The Loans are Eligible Loans and the description of the Loans set forth in the Purchase Agreement and the Loan Transmittal Summary Form is true and correct;
     (e) The Seller is authorized to sell, assign, transfer, substitute and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchased or substituted by the Seller, will be made pursuant to and consistent with the laws and regulations under which the Seller operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to the Seller is a party or by which the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

     (f) The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);
     (g) No consents and approvals are required by the terms of the Loans for the consummation of the sale of the Loans hereunder to the Interim Trustee;
     (h) Each Loan has been duly made and serviced in accordance with the guidelines of one of the Programs under which the Loan was originated;
     (i) Any payments on the Loans received by the Seller which have been allocated to reduction of principal and interest on such Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date or, in the case of any substituted Loans, the Payment Cutoff Date, as stated on the related Loan Transmittal Summary Form is true and correct;
     (j) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting of the Loans;
     (k) Each Loan has been duly made and serviced in accordance with the provisions of all applicable Federal and state laws;
     (l) No Loan is more than sixty (60) days Delinquent as of the Statistical Cutoff Date with respect to the Loans purchased on the Closing Date and no Loan is more than sixty (60) days Delinquent as of the Cutoff Date with respect to any Loans purchased after the Closing Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;
     (m) It is the intention of the Seller, the Interim Trustee and the Purchaser, and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller to the Interim Trustee for the benefit of and on behalf of the Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller;
     (n) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Interim Trustee hereunder;
     (o) There is only one original executed copy of the promissory note evidencing each Loan or the electronic records evidencing the same. For Loans that were executed electronically, either (i) the Servicer has possession of the electronic records evidencing the Note or (ii) the Seller has agreements with the previous holders or servicers of such Note under which the relevant holder or servicer agrees to hold and maintain on its behalf the electronic records evidencing the Notes, in each case as may be necessary to enforce the Note or as may be required by applicable e-sign laws. The Interim Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Loans. The Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Trustee;
     (p) Other than the security interest granted to the Interim Trustee on behalf of the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Interim Trustee on behalf of the Purchaser hereunder or that has been terminated or released. The Seller is not aware of any judgment or tax lien filings against the Seller; and
     (q) No Borrower of any Loan as of the Cutoff Date is noted in the related Loan File as being currently involved in a bankruptcy proceeding.
     The Interim Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:
     (a) The Interim Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Illinois. It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Terms, each Purchase Agreement and each Bill of Sale;
     (b) The Interim Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Terms and each Purchase Agreement, and these Master Terms and each Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver these Master Terms and each Purchase Agreement on its behalf; and
     (c) Neither the execution nor the delivery by it of these Master Terms and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Interim Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.
ARTICLE VI.
PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT
     SECTION 6.01. Purchase of Trust Student Loans; Reimbursement. Each party to this Agreement shall give notice to the other such parties and to the Servicer, the Administrator and Sallie Mae promptly, in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Article V hereof which has a materially adverse effect on the interest of the Purchaser in any Trust Student Loan. In the event of such a material breach, the Seller shall cure or repurchase any affected Trust Student Loan not later than 270 days following the date of discovery of such material breach. The Seller shall also remit as provided in Section 2.06 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Article VI an amount equal to all interest amounts with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this Article VI, the Seller shall remit the Purchase Amount in the manner specified in Section 2.06 of the Administration Agreement.
     SECTION 6.02. Substitution.
     In lieu of repurchasing Trust Student Loans pursuant to this Article VI, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:
(i)	status (i.e., in-school, grace, deferment, forbearance or repayment);

(ii)	Program type (i.e., MEDLOANS, Law Loans, MBA Loans, Signature Student Loans, EXCEL Loans, LawEXCEL Loans, MBA EXCEL Loans, MD EXCEL Loans, Direct-to-Consumer Loans or Private Consolidation Loans);

(iii)	school type;

(iv)	total return;

(v)	principal balance; and

(vi)	remaining term to maturity.
     In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Article VI, the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders. In connection with each substitution, a Purchase Agreement and related Bill of Sale regarding such substituted Loans will be executed and delivered by the applicable parties.
     In the event that the Seller elects to substitute Eligible Loans pursuant to this Article VI, the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. The Seller shall also remit to the Administrator an amount equal to all interest amounts with respect to the Trust Student Loans in the manner provided in Section 2.06 of the Administration Agreement. The sole remedy of the Purchaser, the Trustee, the Noteholders and the Excess Distribution Certificateholder with respect to a breach by the Seller pursuant to Article V hereof shall be to require the Seller to purchase Trust Student Loans, to reimburse the Purchaser as provided above or to substitute Student Loans pursuant to this

Article VI. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Article VI.
ARTICLE VII.
OBLIGATION TO REMIT SUBSEQUENT PAYMENTS
AND FORWARD COMMUNICATIONS
     SECTION 7.01. Obligation to Remit Subsequent Payments. Any payment received by the Seller with respect to amounts accrued after the Date of the Bill of Sale for any Loan sold to the Purchaser, which payment is not reflected in the Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts. Within two (2) business days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments along with a listing on a form provided by the Purchaser identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.
     SECTION 7.02. Forward Communications. Any written communication received at any time by the Seller with respect to any Loan subject to any Purchase Agreement shall be transmitted by the Seller to the Servicer within two (2) business days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.
ARTICLE VIII.
CONTINUING OBLIGATION OF SELLER
     SECTION 8.01. Continuing Obligation of Seller. The Seller shall provide all reasonable assistance necessary for the Purchaser to resolve account problems raised by any Borrower provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned the Loan, or (b) a payment made or alleged to have been made to the Seller. Further, the Seller agrees to file any financing statements at the request of the Purchaser in order to reflect the Purchaser’s interest in the Loans.
ARTICLE IX.
LIABILITY OF SELLER; INDEMNITIES
     SECTION 9.01. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Purchase Agreement.
     (a) The Seller shall indemnify, defend and hold harmless the Purchaser and the Interim Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to, and as of the date of, the sale of the Loans to the Interim Trustee on behalf of the Purchaser, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.
     (b) The Seller shall indemnify, defend and hold harmless the Purchaser and the Interim Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Interim Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller’s willful misfeasance, bad faith or gross negligence in the performance of its duties under the Purchase Agreement, or by reason of reckless disregard of its obligations and duties under the Purchase Agreement.
     (c) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Purchase Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Purchase Agreement or the action or the inaction of the Interim Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Trustee; (ii) shall arise from any breach by the Interim Trustee of its covenants in its individual capacity under any of the Basic Documents; or (iii) shall arise from the breach by the Interim Trustee of any of its representations or warranties in its individual capacity set forth in these Master Sale Terms or any Purchase Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Trustee’s choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.
     Indemnification under this Section shall survive the resignation or removal of the Interim Trustee and the termination of these Master Sale Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.
ARTICLE X.
MERGER OR CONSOLIDATION OF, OR ASSUMPTION
OF THE OBLIGATIONS OF SELLER
     SECTION 10.01. Merger or Consolidation of, or Assumption of the Obligations of Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to these Master Sale Terms; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under these Master Sale Terms, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached, (iii) the surviving Person, if other than the Seller, shall have delivered to the Interim Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Sale Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Purchaser or the Noteholders or the Excess Distribution Certificateholder and (v) if the Seller is not the surviving entity, the Seller shall have delivered to the Interim Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Interim Trustee, respectively, in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.
ARTICLE XI.
LIMITATION ON LIABILITY OF SELLER AND OTHERS
     SECTION 11.01. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller’s obligations under Article V herein). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Sale Terms or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and to the extent that the aggregate Principal Balance listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Bill of Sale, the Seller shall remit such amount to the Interim Trustee for the benefit of the Purchaser. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.
ARTICLE XII.
EXPENSES
     SECTION 12.01. Expenses. Except as otherwise provided herein, each party to these Master Sale Terms or any Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Sale Terms or any Purchase Agreement and the transactions contemplated herein or therein.
ARTICLE XIII.
SURVIVAL OF COVENANTS/SUPERSESSION
     SECTION 13.01. Survival of Covenants/Suppression. All covenants, agreements, representations and warranties made herein and in or pursuant to any Purchase Agreements executed pursuant to these Master Sale Terms shall survive the consummation of the purchase of the Loans provided for in each Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of the Seller shall bind and inure to the benefit of any successors or assigns of the Purchaser and the Interim Trustee on behalf of the Purchaser and shall survive with respect to each Loan. Each Purchase Agreement supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof. A Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by the Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by the Seller or the waiver by the Purchaser of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Purchase Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of the Purchaser to insist upon the performance by the Seller in strict accordance with said terms.
ARTICLE XIV.
COMMUNICATION AND NOTICE REQUIREMENTS
     SECTION 14.01. Communication and Notice Requirements. All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.
ARTICLE XV.
FORM OF INSTRUMENTS
     SECTION 15.01. Form of Instruments. All instruments and documents delivered in connection with these Master Sale Terms and any Purchase Agreement, and all proceedings to be taken in connection with these Master Sale Terms and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.
ARTICLE XVI.
AMENDMENT
     SECTION 16.01. Amendment. These Master Sale Terms, any Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustees, materially and adversely affect the interest of any such Noteholder.
     These Master Terms, any Purchase Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the Seller, the Interim Trustee and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.
     Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Interim Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, and each of the Rating Agencies.
     It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.
     Prior to the execution of any amendment to these Master Sale Terms, the Interim Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Purchase Agreement and the Opinion of Counsel referred to in Section 7.01(i) of the Administration Agreement. The Interim Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Trustee’s own rights, duties or immunities under this Agreement or otherwise.

ARTICLE XVII.
NONPETITION COVENANTS
     SECTION 17.01. Nonpetition Covenants. Notwithstanding any prior termination of these Master Sale Terms, the Seller and the Interim Trustee shall not acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.
     Notwithstanding any prior termination of these Master Sale Terms, the Interim Trustee and the Purchaser shall not acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.
ARTICLE XVIII.
ASSIGNMENT
     SECTION 18.01. Assignment. The Seller hereby assigns its entire right, title and interest as purchaser under this Agreement and any Purchase Agreement thereunder to the Purchaser as of the date hereof and acknowledges that the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Trustee hereunder, to the Indenture Trustee under the Indenture.
ARTICLE XIX.
GOVERNING LAW
     SECTION 19.01. Governing Law. THESE MASTER SALE TERMS AND ANY PURCHASE AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES, HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
ARTICLE XX.
LIMITATION OF LIABILITY OF INTERIM TRUSTEE
     SECTION 20.01. Limitation of Liability of Interim Trustee. Notwithstanding anything contained herein to the contrary, these Master Sale Terms and any Purchase Agreements will be, signed by The Bank of New York Trust Company, N.A., not in its individual capacity but solely in its capacity as Interim Trustee for the Purchaser and in no event shall The Bank of New York Trust Company, N.A. in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Interim Trustee or the Purchaser under these Master Sale Terms or any Purchase Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION CREDIT FINANCE CORPORATION, as Seller
By:	/S/ J. LANCE FRANKE
	Name:	J. Lance Franke
	Title:	Vice President

SLM FUNDING LLC, as Purchaser
By:	/S/ J. LANCE FRANKE
	Name:	J. Lance Franke
	Title:	Vice President

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as the Interim Trustee
By:	/S/ MARICELA MARQUEZ
	Name:	Maricela Marquez
	Title:	Assistant Vice President

Attachment A
PURCHASE AGREEMENT
Dated as of March 29, 2007
PURCHASE AGREEMENT NUMBER 1
     SLM Education Credit Finance Corporation (the “Seller”) hereby offers for sale to The Bank of New York Trust Company, N.A., as the Interim Trustee on behalf of SLM Funding LLC (the “Purchaser”) under the Interim Trust Agreement dated as of March 29, 2007 between Purchaser and the Interim Trustee, the entire right, title and interest of the Seller in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Interim Trustee accepts the Seller’s offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be sixty (60) days or more Delinquent as of the Statistical Cutoff Date.
TERMS, CONDITIONS AND COVENANTS
     In consideration of the Purchase Price, the Seller hereby sells to the Interim Trustee for the benefit of Purchaser the entire right, title and interest of the Seller in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 (“Master Sale Terms”) and amendments, each incorporated herein by reference, between the Seller, the Interim Trustee and the Purchaser. The Initial Payment of the Loans shall equal $1,976,598,798 (equal to $2,234,270,052 representing the sale price of the Notes less underwriters’ commissions) less $2,670,000, (representing the Collection Account Initial Deposit) less $5,001,254 (representing the Reserve Account Initial Deposit) less $250,000,000 (representing the Cash Capitalization Account Initial Deposit) and less $0 representing the purchase price of the Trust Student Loans being sold to the Purchaser by VG Funding, LLC contemporaneous herewith)) and the Excess Distribution Certificate.
     This document shall constitute a Purchase Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms. All references in the Master Sale Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Purchase Agreement. The Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Master Sale Terms and makes such representations and warranties with respect to the Loans governed by this Purchase Agreement.
     The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans. However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then the Seller hereby grants to the Interim Trustee on behalf of the Purchaser a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.

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     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION CREDIT FINANCE CORPORATION, as Seller
By:
Name:
Title:

SLM FUNDING LLC, as Purchaser
By:
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as the Interim Trustee
By:
Name:
Title:

2

PURCHASE AGREEMENT NUMBER 1
BLANKET ENDORSEMENT DATED March 29, 2007
     SLM Education Credit Finance Corporation (the “Seller”), by execution of this instrument, hereby endorses the attached promissory note which is one of the promissory notes (the “Notes”) described in the Bill of Sale executed by the Seller in favor of The Bank of New York Trust Company, N.A. as the Interim Trustee on behalf of SLM Funding LLC (the “Purchaser”). This endorsement is in blank, unrestricted form and without recourse except as provided in Article VI of the Master Sale Terms referred to in the Purchase Agreement between the Seller, the Interim Trustee and the Purchaser which covers this promissory note.
     This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.
     Notwithstanding the foregoing, the Seller agrees to individually endorse each Note in the form provided by the Purchaser as Purchaser may from time to time require.
THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE PURCHASE AGREEMENT MASTER LOAN SECURITIZATION TERMS NUMBER 1000. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT (“ PURCHASE AGREEMENT”). THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE PURCHASER’S PAYMENT TO THE SELLER OF THE INITIAL PAYMENT AS DEFINED IN THE MASTER SALE TERMS AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

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     IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION CREDIT FINANCE CORPORATION, as Seller
By:
Name:
Title:

SLM FUNDING LLC, as Purchaser
By:
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as the Interim Trustee
By:
Name:
Title:

2

BILL OF SALE DATED March 29, 2007
     The undersigned SLM Education Credit Finance Corporation (the “Seller”) for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 (the “Purchase Agreement”) between the Seller, SLM Funding LLC (the “Purchaser”), The Bank of New York Trust Company, N.A. (the “Interim Trustee”) for the benefit of Purchaser under the Interim Trust Agreement dated as of March 29, 2007 between Purchaser and Interim Trustee does hereby sell, assign and convey to the Interim Trustee on behalf of the Purchaser and its assignees all right, title and interest of, in the Loans (excluding any and all surety bonds relating to the Loans and including any Back-End Fees relating to the Loans) identified herein which the Interim Trustee on behalf of the Purchaser has accepted for purchase. The portfolio accepted for purchase by the Interim Trustee on behalf of the Purchaser and the effective date of sale and purchase are described below and the individual Loans are listed on the Schedule A attached hereto.
     The Seller hereby makes the representations and warranties set forth in Article V of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Purchase Agreement.
LISTING OF LOANS ON FOLLOWING PAGE

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[Table to be provided]

2

ADDITIONAL LOAN CRITERIA
▪	Not in claims status, not previously rejected

▪	Not in litigation

▪	Loan is fully disbursed as of the Statistical Cutoff Date with respect to the Loans purchased on the Closing Date and as of the applicable Cutoff Date with respect to the Loans purchased after the Closing Date

▪	Loan is not swap-pending

*	Based upon the Seller’s estimated calculations, which may be adjusted upward or downward based upon the Purchaser’s reconciliation.

**	Includes interest to be capitalized.

3

     IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION CREDIT FINANCE CORPORATION, as Seller
By:
Name:
Title:

SLM FUNDING LLC, as Purchaser
By:
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as the Interim Trustee
By:
Name:
Title:

4